EXHIBIT 1
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                  AGREEMENT AS TO JOINT FILING OF SCHEDULE 13G
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Each of the undersigned hereby affirms that it is individually eligible to use
Schedule 13G, and agrees that this Schedule 13G is filed on its behalf.

Dated: February 13, 2013

                      IMPULSORA de FONDOS BANAMEX, S.A. de C.V.


                      By: /s/ Guillermo Hernandez Palacios
                         --------------------------------------------
                         Name:   Guillermo Hernandez Palacios
                         Title:  Finance Director


                      ACCIONES y VALORES BANAMEX, S.A. de C.V.


                      By: /s/ Guillermo Hernandez Palacios
                         --------------------------------------------
                         Name:  Guillermo Hernandez Palacios
                         Title: Finance Director


                      GRUPO FINANCIERO BANAMEX, S.A. de C.V.


                      By: /s/ Arturo Rovelo Camilo
                         --------------------------------------------
                         Name:  Arturo Rovelo Camilo
                         Title: Financial Controller


                      CITICORP (MEXICO) HOLDINGS LLC


                      By: /s/ William H. Wolf
                         --------------------------------------------
                         Name:  William H. Wolf
                         Title: President


                      COHM OVERSEAS MEXICO HOLDING, S. de R.L. de C.V.


                      By: /s/ Arturo Rovelo Camilo
                         --------------------------------------------
                         Name: Arturo Rovelo Camilo
                         Title: Controller


                      CITICORP GLOBAL HOLDINGS, INC


                      By: /s/ William H. Wolf
                         --------------------------------------------
                         Name:  William H. Wolf
                         Title: President


                      CITICORP BANKING CORPORATION


                      By: /s/ William H. Wolf
                         --------------------------------------------
                         Name:   William H. Wolf
                         Title:  Senior Vice President


                      CITIGROUP INC.


                      By: /s/ Ali L. Karshan
                         --------------------------------------------
                         Name:   Ali L. Karshan
                         Title:  Assistant Secretary